UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2007

ITT CORPORATION
(Exact name of registrant as specified in its charter)

Indiana	1-5672	13-5158950
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 West Red Oak Lane White Plains, New York	10604
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (914) 641-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Not Applicable
(Former name or former address, if changed since last report)

Item 8.01 Other Events

On September 17, 2007, ITT Corporation (“ITT”) issued a press release announcing that it has reached a definitive agreement to purchase all outstanding shares of EDO Corporation (“EDO”) for $56 per share in cash.

A copy of the press release announcing ITT’s definitive agreement to purchase all outstanding shares of EDO is included herein as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1	Press release issued September 17, 2007 by ITT Corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITT CORPORATION

By:	/s/ Kathleen S. Stolar
Name: Kathleen S. Stolar
Its: Vice President, Secretary and Associate General Counsel

Date: September 17, 2007

EXHIBIT INDEX
Exhibit No.	Description
99.1	Press release issued jointly by ITT Corporation and Edo Corporation, dated September 17, 2007